Udemy Reports First Quarter 2023 Results
•Udemy Business delivered 47% year-over-year revenue growth
•Ending ARR grew 42% year-over-year to reach $396 million
•Launched innovative AI-powered tool for instructors to develop coding exercises

San Francisco, CA / May 3, 2023 - Udemy (Nasdaq: UDMY), a leading destination for learning and teaching online, today reported results for the three-month period ended March 31, 2023.

“Udemy started the year off strong as we exceeded expectations for both revenue and adjusted EBITDA margin,” said Greg Brown, Udemy’s President and CEO. “Demand for Udemy Business on a global scale remains encouraging, as customers continue to prioritize investments in talent through integrated learning and skills development programs. Although the current uncertain macroeconomic backdrop persists, the strength of our enterprise SaaS business positions us well for long-term, durable growth. We are laser-focused on operational efficiency and are making steady progress toward profitability, while continuing to make opportunistic investments in innovation and other growth initiatives that support our strategic priorities, including certification, AI and personalization.”

First quarter 2023 financial performance highlights include:
•Total revenue increased 16% year-over-year to $176.4 million and exceeded the high end of the guidance range for the quarter. Revenue growth includes a negative impact of 5 percentage points from changes in foreign exchange (FX) rates year-over-year.
•Enterprise segment, or Udemy Business, revenue increased 47% year-over-year, including the negative impact of 3 percentage points from changes in FX rates year-over-year, to $95.2 million.
•Udemy Business Annual Recurring Revenue (ARR) increased 42% year-over-year to $396.0 million.
•Consumer segment revenue decreased 7% year-over-year, including the negative impact of 6 percentage points from changes in FX rates year-over-year, to $81.2 million.
•Ended the quarter with $448.9 million in cash, cash equivalents, restricted cash and marketable securities.

First Quarter 2023 Financial Results and Key Operating Data Summary:
(in millions, except customers, percentages and basis points)

	Three Months Ended March 31,		% Change
	2023	2022	YoY
Revenue	$176.4	$152.2	16%
Gross Profit	$99.7	$85.8	16%
Gross Margin	57%	56%	100	bps
Non-GAAP Gross Profit	$102.0	$87.3	17%
Non-GAAP Gross Margin	58%	57%	100	bps
Net Loss	$(44.5)	$(25.6)	74%
Non-GAAP Net Loss	$(8.3)	$(11.2)	(26)%
Adjusted EBITDA	$(6.3)	$(7.0)	(10)%
Adjusted EBITDA Margin	(4)%	(5)%	100	bps

Enterprise Segment
Total Customers	14,359	11,605	24%
Annual Recurring Revenue	$396.0	$279.6	42%
Net Dollar Retention	112%	120%	(800)	bps
UB Large Customer Net Dollar Retention	120%	127%	(700)	bps
Segment Revenue	$95.2	$64.9	47%
Segment Gross Profit	$62.4	$42.7	46%
Segment Gross Margin	65%	66%	(100)	bps

Consumer Segment
Monthly Average Buyers	1.39	1.38	1%
Segment Revenue	$81.2	$87.3	(7)%
Segment Gross Profit	$43.7	$47.5	(8)%
Segment Gross Margin	54%	54%	—	bps

Business and Operational Highlights:
•Udemy Business added new, or expanded existing, relationships with global customers including Cisco Systems, Inc. (U.S.), Delivery Hero (Germany), Ericsson (Sweden), Globant (Argentina), Grupo Jumex (Mexico), NerdWallet (U.S.), The Procter & Gamble Company (U.S.), Royal Caribbean International (U.S.), SoFi Technologies, Inc. (U.S.), Stryker Corporation (U.S.), and Verizon Communications (U.S.).
•Continued Udemy Business’s expansion in the Asia-Pacific region with new customer wins through strategic reseller partnerships, including Duskin Co., Ltd. (Japan), FUJIFILM Holdings Corporation (Japan), and LG Electronics Inc. (South Korea).
•Launched a beta test with U.S. instructors for a new AI-powered tool incorporating the ChatGPT technology designed to dramatically reduce the time required for developing coding exercises, a critical component of our immersive learning experience, for popular programming languages: Python, Java and C++.
•Entered into a strategic partnership with LG Electronics to include the Udemy application on the main menu of LG Smart TVs, providing consumers with easier access to Udemy’s learning platform.
•Udemy Business was named one of Okta’s Fastest-Growing Apps for organizations with 2,000+ employees in its annual Businesses at Work 2023 report.
•Formally rebranded CorpU, the online leadership development platform for cohort-based collaborative learning experiences, as Udemy Business Leadership Academy.
•Added more than 1,900 new courses to the Udemy Business catalog, approximately 50% of which were non-English language courses.
•Launched new coding exercises that simulate an Integrated Development Environment (IDE) so that learners can engage in meaningful practice of real-world tasks.
•Udemy became a contributing member of the 1EdTech consortium, a dedicated group of forward-thinkers shaping the future of teaching and learning.

•EdTech Digest rated Udemy as the ‘Top Corporate Training Solution’ for 2023.

Financial Outlook
Udemy provides guidance based on current market conditions and expectations. Actual results may differ materially. Please refer to the comments below regarding forward-looking statements.
The following table reflects Udemy’s financial outlook for its second quarter and full year ending December 31, 2023.

	Three Months Ending June 30, 2023	Year Ending December 31, 2023
Revenue	$172 - $174 million	$702 - $730 million
Adjusted EBITDA Margin*	(5)% - (3)%	(3.5)% - (1.5)%
Weighted Average Share Count	148 million	149 million
*Udemy has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) within this earnings release because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence.
The revenue guidance range above assumes foreign currency exchange rates will remain constant. As a result of changes in FX rates during 2022, FX is expected to impact total revenue year-over-year growth by approximately 4 percentage points in the second quarter and 2 percentage points for the full year 2023.

Webcast Information
Udemy will host a conference call and webcast at 2:00 p.m. PT / 5:00 p.m. ET today, Wednesday, May 3 to discuss its first quarter 2023 financial results and outlook. A link to the live webcast and recorded replay of the conference call will be available on the “Quarterly Results” section of Udemy’s Investor Relations website at https://investors.udemy.com/. The live call may also be accessed via telephone at (877) 270-2148 toll-free domestically and at (412) 902-6510 internationally. The archived replay of the webcast will be available for approximately one year.
Non-GAAP Financial Measures
To supplement the consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, non-GAAP gross profit, non-GAAP gross margin, and non-GAAP net loss.
We calculate Adjusted EBITDA as net loss determined in accordance with GAAP, excluding i) interest (income) expense, net; ii) provision for income taxes; iii) depreciation and amortization; iv) other expense, net, including gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency v) stock-based compensation expense, and vi) restructuring charges. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue for the same period. We have not reconciled our expectations for Adjusted EBITDA and Adjusted EBITDA Margin to net loss and net loss margin, respectively, the most directly comparable GAAP measures, because certain items are out of our control or cannot be reasonably predicted and a reconciliation for the guidance for Adjusted EBITDA and Adjusted EBITDA Margin is not available without unreasonable effort. As Adjusted EBITDA and Adjusted EBITDA Margin facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management team and board of directors. In addition, it provides a useful measure for period-to-period comparisons of our business, as it removes the effect of certain non-cash expenses and certain variable charges. We define non-GAAP net loss as net loss attributable to common stockholders, adjusted to exclude stock-based compensation expense, amortization of acquired intangible assets, and restructuring charges. We define non-GAAP gross profit as gross profit, adjusted to exclude stock-based compensation expense and the amortization of acquired intangible assets. We calculate non-GAAP gross margin as non-GAAP gross profit divided by revenue for the same period. We believe the presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.
Udemy’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Udemy’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this press release for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding Udemy’s expectations relating to future operating results and financial position, including the second quarter of 2023, the full year 2023, and future periods; anticipated future expenses and investments; our business strategy and plans; market growth; and our market position and potential market opportunities. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements.
Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.
The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (“SEC”), including, without limitation, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 3, 2023. All information provided in this release is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Udemy
Udemy (Nasdaq: UDMY) improves lives through learning by providing flexible, effective skill development to empower organizations and individuals. The Udemy marketplace platform, with thousands of up-to-date courses in dozens of languages, offers the tools learners, instructors and enterprises need to achieve their goals and reach their full potential. Millions of people learn on the Udemy platform from real-world experts in topics ranging from programming and data science to leadership and team building. Udemy Business enables employers to offer on-demand learning for all employees, immersive learning for tech teams and cohort learning for leaders. Udemy Business customers include FenderⓇ, Glassdoor, On24, The World Bank and Volkswagen. Udemy is headquartered in San Francisco with hubs in Ankara and Istanbul, Türkiye; Austin, Texas; Denver, Colorado; Dublin, Ireland; Melbourne, Australia; and New Delhi, India.

Udemy, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Revenue	$176,430	$152,223
Cost of revenue (1) (2)	76,701	66,438
Gross profit	99,729	85,785
Operating expenses (1)(2)
Sales and marketing	79,657	66,878
Research and development	30,887	22,570
General and administrative	26,334	21,653
Restructuring charges	10,128	—
Total operating expenses	147,006	111,101
Loss from operations	(47,277)	(25,316)
Other income (expense)
Interest income, net	3,932	243
Other expense, net	(142)	(244)
Total other income (expense), net	3,790	(1)
Net loss before taxes	(43,487)	(25,317)
Income tax provision	(1,057)	(332)
Net loss	$(44,544)	$(25,649)
Net loss per share
Basic and diluted	$(0.31)	$(0.18)
Weighted-average shares used in computing net loss per share
Basic and diluted	145,737,709	139,405,294

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended March 31,
	2023	2022
Cost of revenue	$1,593	$840
Sales and marketing	7,277	4,137
Research and development	6,294	3,334
General and administrative	9,911	5,031
Restructuring charges	1,208	—
Total stock-based compensation expense	$26,283	$13,342
(2)     Includes amortization of intangible assets as follows (in thousands):

	Three Months Ended March 31,
	2023	2022
Cost of revenue	$725	$724
Sales and marketing	342	342
Total intangible amortization expense	$1,067	$1,066

Udemy, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$275,633	$313,685
Marketable securities	169,613	151,687
Accounts receivable, net	96,423	104,530
Prepaid expenses and other current assets	17,418	14,878
Deferred contract costs, current	35,929	30,234
Total current assets	595,016	615,014
Property and equipment, net	6,206	7,012
Capitalized software, net	29,045	27,412
Operating lease right-of-use assets	9,849	11,377
Restricted cash, non-current	3,629	3,629
Deferred contract costs, non-current	36,510	35,411
Strategic investments	12,104	12,104
Intangible assets, net	8,264	9,331
Goodwill	12,646	12,646
Other assets	3,631	3,632
Total assets	$716,900	$737,568
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$10,792	$14,529
Accrued expenses and other current liabilities	26,420	31,247
Content costs payable	35,019	37,310
Accrued compensation and benefits	27,335	22,882
Operating lease liabilities, current	6,910	7,002
Deferred revenue, current	276,050	273,937
Total current liabilities	382,526	386,907
Operating lease liabilities, non-current	4,920	6,545
Deferred revenue, non-current	4,348	4,342
Other liabilities, non-current	21	464
Total liabilities	391,815	398,258

Stockholders' equity:
Preferred stock	—	—
Common stock	1	1
Additional paid-in capital	982,128	951,946
Accumulated other comprehensive loss	(96)	(233)
Accumulated deficit	(656,948)	(612,404)
Total stockholders’ equity	325,085	339,310
Total liabilities and stockholders' equity	$716,900	$737,568

Udemy, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(44,544)	$(25,649)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,786	4,967
Amortization of deferred sales commissions	10,508	6,582
Stock-based compensation	26,283	13,342
Allowance for credit losses	301	110
Accretion of marketable securities	(1,815)	—
Non-cash operating lease expense	1,572	1,573
Other	375	75
Changes in operating assets and liabilities:
Accounts receivable	7,805	5,371
Prepaid expenses and other assets	(2,434)	198
Deferred contract costs	(17,302)	(13,038)
Accounts payable, accrued expenses and other liabilities	(4,499)	(21,964)
Content costs payable	(2,292)	(4,355)
Operating lease liabilities	(1,759)	(1,151)
Deferred revenue	2,120	19,964
Net cash used in operating activities	(19,895)	(13,975)
Cash flows from investing activities:
Purchases of marketable securities	(58,463)	—
Proceeds from maturities of marketable securities	42,500	—
Purchases of property and equipment	(100)	(156)
Capitalized software costs	(3,256)	(3,121)
Purchases of strategic investments	—	(5,000)
Net cash used in investing activities	(19,319)	(8,277)
Cash flows from financing activities:
Net proceeds from exercise of stock options	1,180	1,658
Payment of deferred offering costs	—	(1,586)
Net cash provided by financing activities	1,180	72

Effect of foreign exchange rates on cash flows	(18)	6

Net decrease in cash, cash equivalents and restricted cash	(38,052)	(22,174)
Cash, cash equivalents and restricted cash—Beginning of period	317,314	536,768
Cash, cash equivalents and restricted cash—End of period	$279,262	$514,594

Udemy, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2023	2022
Gross profit	$99,729	$85,785
Stock-based compensation expense	1,593	840
Intangible asset amortization	725	724
Non-GAAP gross profit	$102,047	$87,349
Gross margin (1)	57%	56%
Non-GAAP gross margin (2)	58%	57%
(1)        We calculate gross margin as gross profit divided by revenue for the same period.
(2)        We calculate non-GAAP gross margin as non-GAAP gross profit divided by revenue for the same period.

	Three Months Ended March 31,
	2023	2022
Net loss	$(44,544)	$(25,649)
Stock-based compensation expense	25,075	13,342
Intangible asset amortization	1,067	1,066
Restructuring charges	10,128	—
Non-GAAP net loss	$(8,274)	$(11,241)

Net loss per share, basic and diluted	$(0.31)	$(0.18)

Non-GAAP net loss per share, basic and diluted	$(0.06)	$(0.08)

Weighted-average shares used in computing net loss per share - basic and diluted	145,737,709	139,405,294

	Three Months Ended March 31,
	2023	2022
Net loss	$(44,544)	$(25,649)
Adjusted to exclude the following:
Interest income, net	(3,932)	(243)
Provision for income taxes	1,057	332
Depreciation and amortization	5,786	4,967
Stock-based compensation expense	25,075	13,342
Other expense, net	142	244
Restructuring charges	10,128	—
Adjusted EBITDA	$(6,288)	$(7,007)
Net loss margin (3)	(25)%	(17)%
Adjusted EBITDA margin (4)	(4)%	(5)%
(3)        We calculate net loss margin as net loss divided by revenue for the same period.
(4)         We calculate adjusted EBITDA margin as adjusted EBITDA divided by revenue for the same period.

Investor Contact
Dennis Walsh
Vice President, Investor Relations
dennis.walsh@udemy.com

Media Contact
Abby Welch
Senior Director, Corporate Communications
abby.welch@udemy.com